BLACKROCK VALUE OPPORTUNITIES FUND, INC.

(the “Fund”)

Supplement dated June 26, 2017 to the Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund, each dated July 29, 2016, as amended or supplemented to date

The special meeting of shareholders of the Fund scheduled for June 23, 2017 (the “Meeting”) has been adjourned to July 31, 2017 as a result of there not being a quorum of Fund shareholders present in person or by proxy at the Meeting. The Meeting had been called to approve (i) a change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval upon prior notice to shareholders and (ii) the amendment or elimination of certain of the Fund’s fundamental investment restrictions (collectively, the “Proposals”). If the Proposals are approved by shareholders, changes are expected to become effective as soon as practicable.

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Shareholders should retain this Supplement for future reference.

ALLPRSAI-VO-0617SUP